UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

February 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2006. The net asset value at that date was $32.02 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $31.00. The total return, including income, for Cohen & Steers REIT and Preferred Income Fund and the comparative benchmarks were:

	Six Months Ended 12/31/06	Year Ended 12/31/06
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	25.15%	36.91%
Cohen & Steers REIT and Preferred Income Fund at Net Asset Value[a]	18.87%	29.40%
FTSE NAREIT Equity REIT Index[b]	19.61%	35.06%
S&P 500 Index[b]	12.75%	15.80%
Merrill Lynch Fixed Rate Preferred Index[b]	8.50%	8.10%
Blend—50% FTSE NAREIT Equity REIT Index, 50% Merrill Lynch Fixed Rate Preferred Index[b]	13.98%	21.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

A long-term capital gains distribution of $1.68 per common share was declared for shareholders of record on December 26, 2006 and was paid on December 29, 2006.

Three monthly dividends of $0.195 per common share were declared and will be paid to common shareholders on January 31, 2007, February 28, 2007 and March 30, 2007.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Investment Review

Real estate securities performed well in 2006, both in absolute terms and compared with the broader U.S. stock market, reflecting strong underlying real estate fundamentals and earnings that generally met or exceeded expectations. In addition, a global phenomenon of investor demand for the characteristics that real estate provides benefited REITs, as investors willingly accepted lower yields for property investments. Finally, investors began to recognize that the inflation-hedging characteristics historically offered by real property have again become valuable.

With a total return of 8.1% for the year, preferred securities ended 2006 on a high note as the Fed officially halted its rate hike campaign and bond yields fell. During the second half of 2006, the Merrill Lynch Fixed Rate Preferred Index had a total return of 8.1% vs. –0.04% in the first six months. Over the course of the year, preferred index returns beat those of 10-year Treasurys and investment-grade corporate bonds by approximately 650 basis points and 360 basis points, respectively, while trailing high-yield bonds by 370 basis points.

Strong performance across REIT sectors

All sectors within the NAREIT benchmark enjoyed double-digit gains in 2006, as demand outstripped supply. Profitable businesses continued to hire despite a slowing of GDP growth, fueling demand in the office and apartment sectors. Business-related travel supported hotels, which performed better than generally expected. Regional malls underperformed as a group on stock-specific weaknesses and fears that dwindling home equity would sap consumer vitality.

Record supply of corporate preferreds

An extraordinary supply and demand story characterized the year for corporate preferreds. Issuance soared to levels not seen in seven years as issuers took full advantage of a new hybrid structure offering greater "equity credit" from the ratings agencies. This favorable balance sheet treatment resulted in explosive supply-side growth as issuers and investors appeared to grow more comfortable with the new structures. Issuers used these new securities to bolster regulatory capital levels and to manage leverage levels in connection with stock buyback and M&A activity. During the fourth quarter alone, approximately 40% of the year's total new paper was priced. Other factors driving issuance included a flat yield curve and fairly tight credit spreads by recent historical standards.

High demand was the other, equally important side of the preferred story. We expect continued high demand as investors seek to meet income needs in a market that offers scant opportunity.

The fund's underperformance of its NAREIT benchmark was due primarily to its allocation to preferred securities. While preferreds trailed REITs, they performed in accordance with their designated objective to enhance income and lower the fund's volatility. However, the fund outperformed its blended benchmark by more than 800 basis points, aided by its leveraged capital structure versus the unleveraged benchmark and by good relative security selection within the fund's preferred component. With regard to REIT performance, the fund's holdings performed roughly in line with the NAREIT benchmark on a pre-leveraged basis. Factors that helped the fund's REIT performance included its overweight in the health care sector and stock selection in the specialty sector. Absolute returns for the office and apartment sectors were strong, but underperformed their respective components in the NAREIT benchmark.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

In fact, over the course of the year, preferred instruments with good call protection were among the best performing instruments as falling bond yields increased the threat of issuers refinancing at lower rates. In addition, given the strong tone to credit markets, which continued to enjoy very low default rates, certain lower credit quality instruments performed very well. Finally, the new high-equity-content securities were star performers as market comfort with them appeared to grow.

Investment Outlook

Positive REIT fundamentals

The strong returns for real estate securities in 2006 were generated amid a slowing economy. The moderate GDP growth slowdown that we forecast in our last annual report was accompanied by ongoing job growth, as noted above, and we expect the general employment picture to remain healthy. That said, real estate securities have now outperformed the broader U.S. stock market with sizable double-digit gains for the fourth straight year. We do not expect results of similar magnitude in 2007, although based on our view of market sentiment, real estate fundamentals and valuations, we see the potential for attractive total returns, barring an unforeseen and dramatic economic pullback.

Of course, there are certain risks that exist when investing in real estate or preferred securities, including the erosion of property values or declining rents resulting from legal or economic developments. A resumption of interest rate increases by the Fed, for example, would have a detrimental effect on both REITs and preferred securities.

We believe sentiment toward real estate securities has moved from overtly bearish to approximately neutral: Wall Street estimates of REIT total returns in 2007 are mostly positive, as opposed to the previous two years, when analysts called for flat to negative total returns. At the same time, the rapid acceleration of real estate fundamentals will most likely moderate somewhat in the coming year. Our outlook for REIT cash flows and valuations is neutral, given projected cash flow growth in the 9% range—a marginal acceleration from 2006 levels—and asset value premiums at historical norms. Therefore, during 2007 we expect attractive but more normalized returns for real estate stocks.

Favorable environment for preferred securities

Preferred securities historically have performed well following the end of Fed interest rate hike cycles, when growth is slowing and inflation is moderating. In our view, performance in 2007 should reflect a somewhat slower economic environment, driving higher-quality issues to outperform and encouraging income investors to accept preferreds' subordination over the riskier high-yield market. While the long positive credit cycle has likely peaked, we still expect good overall performance in 2007 given the high-quality nature of the broad preferred market.

Sustained high levels of LBO activity and shareholder-friendly actions—such as stock buybacks and higher leverage levels—should continue to affect preferred shareholders and bond holders. Financial corporations, which need to maintain strong debt ratings, are likely to be safe havens in this environment. With issuers calling older, higher cost issues in large numbers, we also expect call protection to remain essential.

We will continue to seek to provide relatively high-income and a lower volatility strategy. We also will attempt to find opportunities to capitalize on what we expect will be a declining interest rate environment that has the potential to lead to strong total returns, barring an unforeseen and dramatic economic pullback.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2006, AMPS represented 32% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 55% of our borrowings at an average interest rate of 3.8% for an average remaining period of 2.3 years (when we first entered into the swaps, the average term was 5.6 years). By locking in a significant portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	32%
% Fixed Rate	55%
% Variable Rate	45%
Weighted Average Rate on Swaps	3.8%
Weighted Average Term on Swaps	2.3 years
Current Rate on AMPS	5.3%

a  Data as of December 31, 2006. Information subject to change.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

DECEMBER 31, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Equity Office Properties Trust	$125,034,869	5.5%
Health Care REIT	75,095,712	3.3
Health Care Property Investors	74,218,074	3.3
Mack-Cali Realty Corp.	64,943,400	2.9
Liberty Property Trust	58,771,440	2.6
Archstone-Smith Trust	57,713,294	2.5
Maguire Properties	51,444,000	2.3
Glimcher Realty Trust	49,002,166	2.2
iStar Financial	47,341,800	2.1
Nationwide Health Properties	41,165,684	1.8

a  Top ten holdings are determined on the basis of the market value of individual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

		Number of Shares	Value
COMMON STOCK	78.3%
DIVERSIFIED	7.0%
Colonial Properties Trust		347,100	$16,272,048
Entertainment Properties Trust		146,700	8,573,148
iStar Financial		990,000	47,341,800
Spirit Finance Corp.		687,700	8,575,619
Vornado Realty Trust		221,900	26,960,850
			107,723,465
HEALTH CARE	14.4%
Health Care Property Investors[a]		2,015,700	74,218,074
Health Care REIT		1,745,600	75,095,712
Medical Properties Trust		314,500	4,811,850
Nationwide Health Properties		1,362,200	41,165,684
Senior Housing Properties Trust		518,700	12,697,776
Ventas		335,000	14,177,200
			222,166,296
HOTEL	3.5%
DiamondRock Hospitality Co.		612,900	11,038,329
Hospitality Properties Trust		597,400	28,394,422
Strategic Hotels & Resorts		695,400	15,152,766
			54,585,517
INDUSTRIAL	1.8%
DCT Industrial Trust		473,000	5,581,400
First Industrial Realty Trust		247,400	11,600,586
ING Industrial Fund (Australia)		2,704,700	5,059,844
ProLogis European Properties (Netherlands)		287,700	5,696,676
			27,938,506
MORTGAGE	2.5%
Gramercy Capital Corp.		200,000	6,178,000
Newcastle Investment Corp.		1,024,274	32,080,262
			38,258,262

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE	21.2%
Brandywine Realty Trust		787,800	$26,194,350
Equity Office Properties Trust		2,595,700	125,034,869
Highwoods Properties		910,200	37,099,752
HRPT Properties Trust		947,200	11,697,920
Mack-Cali Realty Corp.		1,273,400	64,943,400
Maguire Properties		1,286,100	51,444,000
Mapeley, Ltd. (United Kingdom)		61,600	4,788,331
Parkway Properties		114,500	5,840,645
			327,043,267
OFFICE/INDUSTRIAL	4.5%
Liberty Property Trust		1,196,000	58,771,440
Mission West Properties		778,800	10,202,280
			68,973,720
RESIDENTIAL—APARTMENT	13.8%
American Campus Communities		318,700	9,073,389
Apartment Investment & Management Co.		374,000	20,951,480
Archstone-Smith Trust		991,467	57,713,294
Camden Property Trust		556,800	41,119,680
Education Realty Trust		399,300	5,897,661
GMH Communities Trust		604,200	6,132,630
Home Properties		607,123	35,984,180
Mid-America Apartment Communities		310,000	17,744,400
United Dominion Realty Trust		592,100	18,822,859
			213,439,573
SELF STORAGE	1.7%
Extra Space Storage		315,700	5,764,682
Sovran Self Storage		242,400	13,884,672
U-Store-It Trust		362,600	7,451,430
			27,100,784

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
SHOPPING CENTER	7.9%
COMMUNITY CENTER	3.5%
Cedar Shopping Centers		587,200	$9,342,352
Inland Real Estate Corp.		395,700	7,407,504
New Plan Excel Realty Trust		854,200	23,473,416
Ramco-Gershenson Properties Trust		390,000	14,874,600
			55,097,872
REGIONAL MALL	4.4%
Glimcher Realty Trust		1,834,600	49,002,166
Macerich Co.		215,200	18,629,864
			67,632,030
TOTAL SHOPPING CENTER			122,729,902
TOTAL COMMON STOCK (Identified cost—$743,940,626)			1,209,959,292
PREFERRED SECURITIES—$25 PAR VALUE	33.7%
AUTOMOTIVE	0.1%
DaimlerChrysler, 7.25%, due 8/1/97, Series (CBTCS)		44,808	1,129,162
DaimlerChrysler, 7.50%, due 8/1/97, Series (CBTCS)		50,500	1,268,560
			2,397,722
BANK	7.0%
BAC Capital Trust XII, 6.875%, due 8/2/55, Series C		511,750	13,469,260
Bank of America Corp., 5.718%, Series E (FRN)		200,000	4,990,000
Citigroup Capital VIII, 6.95%, due 9/15/31		61,100	1,538,498
Citizens Funding Trust I, 7.50%, due 9/15/66		90,000	2,340,000
Cobank ACB, 7.00%, 144A, ($50 par value)[b]		200,000	10,200,000
Colonial Capital Trust IV, 7.875%, due 10/1/33		390,000	9,964,500
First Republic Bank, 6.70%, Series A		115,000	2,972,750
KeyCorp Capital IX, 6.75%		600,135	15,147,407
National City Capital Trust II, 6.625%		198,000	4,987,620
Santander Finance Preferred, 6.80%, 144Ab		1,049,000	26,959,300
Sovereign Bancorp, 7.30%, Series C		120,000	3,343,200
Sovereign Capital Trust V, 7.75%, due 5/22/36		57,900	1,548,825
U.S. Bancorp Capital XI, 6.60%, due 9/15/66		90,800	2,304,504

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
Wells Fargo Capital Trust IV, 7.00%, due 9/1/31		114,900	$2,894,331
Wells Fargo Capital Trust V, 7.00%, due 12/1/31		48,600	1,219,860
Zions Bancorporation, 5.87%, Series A (FRN)		160,000	4,032,000
			107,912,055
BANK—FOREIGN	0.2%
Northern Rock PLC, 8.00%, Series A		48,487	1,217,218
Royal Bank of Scotland Group PLC, 7.25%, Series H		55,600	1,405,568
			2,622,786
ELECTRIC—INTEGRATED	3.4%
Aquila, 7.875%, due 3/1/32		51,100	1,282,610
DTE Energy Trust II, 7.50%, due 6/1/44		84,700	2,211,094
FPC Capital I, 7.10%, due 5/13/39, Series A (QUIPS)		355,200	8,958,144
FPL Group Capital, 6.60%, due 10/1/66, Series A		536,000	13,550,080
PPL Energy Supply LLC, 7.00%, due 7/15/46		863,000	22,463,890
PSEG Funding Trust II, 8.75%, due 12/31/32		111,900	2,867,997
Virginia Power Capital Trust II, 7.375%, due 7/30/42 (TruPS)		79,761	2,040,286
			53,374,101
FINANCE	0.9%
Countrywide Capital V, 7.00%		270,000	6,804,000
Goldman Sachs Group, 6.116%, Series D (FRN)		98,000	2,538,200
Morgan Stanley, 6.186%, Series A (FRN)		160,000	4,056,000
			13,398,200
GAS—DISTRIBUTION	1.4%
Southern Union Co., 7.55%, Series Ac		240,000	6,120,000
Southwest Gas Capital Trust II, 7.70%, due 9/15/43		600,000	15,660,000
			21,780,000
INSURANCE	4.4%
LIFE/HEALTH INSURANCE	0.3%
Principal Financial Group, 6.518%, Series B		160,000	4,408,000

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
MULTI-LINE	0.9%
ING Groep NV, 7.05%		98,600	$2,503,454
ING Groep NV, 7.20%		125,700	3,214,149
MetLife, 6.50%, Series B		300,000	7,893,000
			13,610,603
PROPERTY CASUALTY	0.8%
Berkley W R Capital Trust II, 6.75%, due 7/26/45		530,000	13,329,500
PROPERTY CASUALTY—FOREIGN	1.1%
ACE Ltd., 7.80%., Series C		389,300	10,082,870
Arch Capital Group Ltd., 7.875%, Series B		70,000	1,817,200
Arch Capital Group Ltd., 8.00%		177,200	4,686,940
			16,587,010
REINSURANCE—FOREIGN	1.3%
Aspen Insurance Holdings Ltd., 7.401%, Series A		300,000	7,680,000
Everest Re Capital Trust II, 6.20%, due 3/29/34, Series B		75,100	1,793,388
PartnerRe Ltd., 6.75%, Series C		166,100	4,218,940
RenaissanceRe Holdings Ltd., 6.60%, Series D		234,000	5,833,620
			19,525,948
TOTAL INSURANCE			67,461,061
MEDIA—DIVERSIFIED SERVICES	3.9%
AOL Time Warner, 7.625%, due 5/1/32, Series A-1 (CABCO)		133,600	3,398,784
CBS Corp., 7.25%, due 6/30/51		257,800	6,468,202
Comcast Corp., 7.00%, due 5/15/55		828,100	21,472,633
Comcast Corp., 7.00%, due 9/15/55		607,965	15,703,736
Liberty Media Corp., 8.75%, due 2/1/30 (PPLUS)		23,645	611,223
Viacom, 6.85%, due 12/15/55		496,000	12,400,000
			60,054,578
OIL—EXPLORATION AND PRODUCTION	1.0%
Nexen, 7.35%, due 11/1/43, Series B		608,660	15,703,428

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
REAL ESTATE	8.9%
DIVERSIFIED	1.8%
Digital Realty Trust, 8.50%, Series A		29,000	$753,710
Digital Realty Trust, 7.875%, Series B		46,900	1,198,764
Duke Realty Corp., 6.95%, Series M		157,600	4,094,448
Duke Realty Corp., 7.25%, Series N		192,900	5,127,282
iStar Financial, 7.875%, Series E		400,000	10,310,000
iStar Financial, 7.80%, Series F		183,600	4,736,880
iStar Financial, 7.65%, Series G		80,000	2,048,000
			28,269,084
HEALTH CARE	0.6%
Health Care REIT, 7.875%, Series D		115,000	2,978,500
Health Care REIT, 7.625%, Series F		21,400	553,618
Omega Healthcare Investors, 8.375%, Series D		200,000	5,347,000
			8,879,118
HOTEL	0.3%
Innkeepers USA Trust, 8.00%, Series C		93,500	2,357,135
Strategic Hotels & Resorts, 8.25%, Series B		85,000	2,199,375
			4,556,510
INDUSTRIAL	0.4%
AMB Property Corp., 6.85%, Series P		98,000	2,538,200
First Industrial Realty Trust, 7.25%, Series J		150,000	3,841,500
			6,379,700
OFFICE	1.6%
Cousins Properties, 7.75%, Series A		457,500	11,849,250
HRPT Properties Trust, 8.75%, Series B		60,000	1,542,600
Kilroy Realty Corp., 7.80%, Series E		100,000	2,598,500
Maguire Properties, 7.625%, Series A		163,700	4,048,301
SL Green Realty Corp., 7.625%, Series C		100,000	2,562,000
SL Green Realty Corp., 7.875%, Series D		60,000	1,558,500
			24,159,151

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.4%
PS Business Parks, 7.00%, Series H		105,364	$2,681,514
PS Business Parks, 7.95%, Series K		88,000	2,332,000
PS Business Parks, 7.20%, Series M		25,000	639,875
			5,653,389
RESIDENTIAL—APARTMENT	1.3%
Apartment Investment & Management Co., 8.00%, Series T		93,700	2,384,665
Apartment Investment & Management Co., 8.00%, Series V		101,000	2,595,700
Apartment Investment & Management Co., 7.875%, Series Y		110,000	2,805,000
Mid-America Apartment Communities, 8.30%, Series H		470,900	12,384,670
			20,170,035
SELF STORAGE	1.3%
Public Storage, 7.00%, Series G		46,100	1,191,685
Public Storage, 7.25%, Series I		435,027	11,332,453
Public Storage, 7.25%, Series K		283,000	7,329,700
			19,853,838
SHOPPING CENTER	1.2%
COMMUNITY CENTER	0.5%
Developers Diversified Realty Corp., 8.00%, Series G		38,700	989,559
Developers Diversified Realty Corp., 7.50%, Series I		62,720	1,593,715
Regency Centers Corp., 7.25%, Series D		160,200	4,093,110
Saul Centers, 8.00%, Series A		69,400	1,791,908
			8,468,292
REGIONAL MALL	0.7%
CBL & Associates Properties, 7.75%, Series C		69,000	1,770,540
Glimcher Realty Trust, 8.75%, Series F		171,000	4,461,390
Glimcher Realty Trust, 8.125%, Series G		173,800	4,405,830
Mills Corp., 8.75%, Series E		10,067	232,145
			10,869,905
TOTAL SHOPPING CENTER			19,338,197
TOTAL REAL ESTATE			137,259,022

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
TELECOMMUNICATION SERVICES	2.5%
AT&T (SBC Communications), 7.00%, due 6/1/41 (PINES)		665,900	$16,774,021
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		253,605	6,357,877
United States Cellular Corp., 7.50%, due 6/15/34		166,300	4,282,225
Verizon New England, 7.00%, due 5/15/42, Series B		184,000	4,657,040
Verizon South, 7.00%, due 4/30/41, Series F		238,300	6,024,224
			38,095,387
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$508,338,432)			520,058,340
PREFERRED SECURITIES—CAPITAL SECURITIES	31.7%
AUTO—FOREIGN	1.1%
Porsche International Finance PLC, 7.20%		17,000,000	17,165,750
BANK	6.2%
AgFirst Farm Credit Bank, 7.30%, due 10/14/49, 144Ab		26,100,000	25,707,378
Astoria Capital Trust I, 9.75%, due 11/1/29, Series B		10,000,000	11,145,000
First Tennessee Bank, 6.357%, 144Ab		2,000	2,050,000
PNC Preferred Funding Trust, 6.517%, due 12/31/49, 144Ab		5,000,000	5,092,470
Roslyn Preferred Trust I, 8.97%, due 4/1/32, (FRN), 144Ab		7,500,000	7,546,875
Roslyn Real Estate Asset Corp., 9.02%, due 9/30/08, Series D (FRN)		80	8,020,000
Sovereign Capital Trust VI, 7.908%, due 6/13/36		15,000,000	16,900,575
Washington Mutual Preferred Funding II, 6.665%, due 12/31/49, 144Ab		3,000,000	3,013,485
Washington Mutual Preferred Funding Cayman, 7.25%, Series A-1, 144Ab		17,000,000	16,964,113
			96,439,896
BANK—FOREIGN	6.7%
BNP Paribas Capital Trust V, 7.20%		3,150,000	3,173,931
CA Preferred Funding Trust, 7.00% (Eurobond)		21,500,000	22,045,992
CA Preferred Funding Trust II, 7.00% (Eurobond)		2,000,000	2,053,564
Caisse Nationale des Caisses d'Epargne et de Prevoyance, 6.75%, due 1/27/49		4,000,000	4,013,048
HBOS Capital Funding LP, 6.85%		23,000,000	23,297,045

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
HSBC Capital Funding LP, 10.176%, 144Ab		9,680,000	$14,343,495
Lloyds TSB Bank PLC, 6.90%		3,000,000	3,030,519
RBS Capital Trust B, 6.80%		19,700,000	19,950,978
Shinsei Finance II, 7.16%, 144Ab		5,000,000	5,044,225
Standard Chartered PLC, 6.409%, due 1/30/17, 144Ab		6,000,000	5,963,298
			102,916,095
ELECTRIC—INTEGRATED	2.5%
Dominion Resources Capital Trust III, 8.40%, due 1/15/31		21,732,000	26,595,143
DPL Capital Trust II, 8.125%, due 9/1/31		3,000,000	3,390,000
Entergy Louisiana LLC, 6.95%, 144Ab		40,000	4,080,000
Southern California Edison Co., 6.125%, due 9/30/10, Series B		41,900	4,179,525
			38,244,668
FINANCE	5.7%
CREDIT CARD	0.8%
Capital One Capital III, 7.686%, due 8/15/36		11,000,000	12,497,353
DIVERSIFIED FINANCIAL SERVICES	2.0%
Old Mutual Capital Funding, 8.00% (Eurobond)		29,950,000	31,222,875
INVESTMENT BANKER/BROKER	2.2%
JP Morgan Chase Capital XVIII, 6.95%, due 8/17/36, Series R		10,000,000	10,852,200
JP Morgan Chase Capital XIX, 6.625%, due 9/29/36, Series S		182,100	4,643,550
NBP Capital Trust III, 7.375%, due 10/29/49		16,900,000	17,500,373
			32,996,123
MORTGAGE LOAN/BROKER	0.7%
Countrywide Capital III, 8.05%, due 6/15/27, Series B (SKIS)		10,000,000	11,309,110
TOTAL FINANCE			88,025,461
FOOD	1.2%
Dairy Farmers of America, 7.875%, 144Ab,d		95,000	9,288,720
Gruma S.A., 7.75%, due 12/29/49, 144Ab		9,000,000	9,315,000
			18,603,720

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
GAS—DISTRIBUTION	1.1%
Southern Union Co., 7.20%, due 11/1/66, (FRN)		17,000,000	$16,842,920
INSURANCE	4.8%
LIFE/HEALTH INSURANCE	1.4%
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Ab		5,000,000	5,307,510
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab		15,230,000	15,637,296
			20,944,806
MULTI-LINE	3.4%
AFC Capital Trust I, 8.207%, due 2/3/27, Series B		10,750,000	11,170,744
Allianz Finance II BV, 7.25%, due 12/29/49		3,000,000	3,061,734
AXA, 7.10%, due 5/29/49 (Eurobond)		21,500,000	22,061,150
AXA SA, 6.463%, due 12/31/49, 144Ab		8,000,000	7,914,968
AXA SA, 6.379%, due 12/14/49, 144Ab		4,000,000	3,962,508
USF&G Capital, 8.312%, due 7/1/46, 144Ab		3,845,000	4,688,862
			52,859,966
TOTAL INSURANCE			73,804,772
MULTI UTILITIES	0.3%
Dominion Resources, 7.50%, due 6/30/66		4,100,000	4,416,044
OIL—EXPLORATION AND PRODUCTION	0.8%
Pemex Project Funding Master Trust, 7.75%		12,000,000	12,507,000
TELECOMMUNICATION SERVICES	1.0%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ab		12,954	15,131,567
TRANSPORT—RAIL	0.3%
BNSF Funding Trust I, 6.613%, due 12/15/55		5,000,000	4,984,930
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$478,597,754)			489,082,823

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Principal Amount	Value
CORPORATE BONDS	1.6%
CELLULAR TELECOMMUNICATIONS	0.1%
Rogers Wireless Communications, 8.00%, due 12/15/12, 144Ab		$1,000,000	$1,072,500
MEDIA	0.4%
Cablevision Systems Corp., 8.00%, due 4/15/12		2,700,000	2,666,250
Rogers Cable, 8.75%, due 5/1/32		3,000,000	3,660,000
			6,326,250
REAL ESTATE	0.3%
BF Saul REIT, 7.50%, due 3/1/14		5,000,000	5,106,250
TELECOMMUNICATION SERVICES	0.8%
Citizens Communications Co, 7.875%, due 1/15/27, 144Ab		2,000,000	2,030,000
Citizens Communications Co, 9.00%, due 8/15/31		6,500,000	7,085,000
Embarq Corp., 7.995%, due 6/1/36		3,000,000	3,130,923
			12,245,923
TOTAL CORPORATE BONDS (Identified cost—$23,615,585)			24,750,923

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Principal Amount	Value
COMMERCIAL PAPER	1.4%
General Electric Capital Corp., 4.15%, due 1/2/07 (Identified cost—$22,008,463)		$22,011,000	$22,008,463
TOTAL INVESTMENTS (Identified cost—$1,776,500,860)	146.7%		2,265,859,841
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3%		5,181,919
LIQUIDATION VALUE OF PREFERRED SHARES	(47.0)%		(726,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $32.02 per share based on 48,251,666 shares of common stock outstanding)	100.0%		$1,545,041,760

Glossary of Portfolio Abbreviations

CABCO  Corporate Asset Backed Corporation

CBTCS  Corporate Backed Trust Certificates

FRN  Floating Rate Note

PINES  Public Income Notes

PPLUS  Preferred Plus Trust

QUIPS  Quarterly Income Preferred Securities

REIT  Real Estate Investment Trust

SKIS  Subordinated Capital Income Securities

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  75,000 shares segregated as collateral for interest rate swap transactions.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 13.0% of net assets applicable to common shares.

c  74,000 shares segregated as collateral for interest rate swap transactions.

d  Fair valued security. Aggregate holdings equal 0.6% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$1,776,500,860)	$2,265,859,841
Cash	334,969
Dividends and interest receivable	13,039,291
Unrealized appreciation on interest rate swap transactions	8,642,081
Receivable for investment securities sold	227,146
Other assets	79,588
Total Assets	2,288,182,916
LIABILITIES:
Payable for dividends declared on common shares	13,676,401
Payable for dividends declared on preferred shares	1,785,631
Payable to investment manager	1,286,536
Payable to administrator	75,620
Payable for directors' fees	2,457
Other liabilities	314,511
Total Liabilities	17,141,156

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2006

LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	$82,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,040 shares issued and outstanding)	51,000,000
Auction market preferred shares, Series W28A, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Auction market preferred shares, Series W28B, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Auction market preferred shares, Series W28C, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value 2,200 shares issued and outstanding)	55,000,000
726,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,545,041,760
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 48,251,666 shares issued and outstanding)	$1,050,137,827
Dividends in excess of net investment income	(3,043,620)
Accumulated net realized loss	(53,649)
Net unrealized appreciation	498,001,202
$1,545,041,760
NET ASSET VALUE PER COMMON SHARE:
($1,545,041,760 ÷ 48,251,666 shares outstanding)	$32.02
MARKET PRICE PER COMMON SHARE	$31.00
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(3.19)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

Investment Income:
Dividend income (net of $13,508 of foreign withholding tax)	$70,553,166
Interest income	35,222,424
Total Income	105,775,590
Expenses:
Investment management fees	14,313,346
Preferred remarketing fee	1,813,724
Administration fees	1,239,225
Custodian fees and expenses	299,751
Reports to shareholders	277,535
Professional fees	191,649
Directors' fees and expenses	50,215
Transfer agent fees and expenses	24,396
Miscellaneous	183,104
Total Expenses	18,392,945
Net Investment Income	87,382,645
Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	98,825,468
Interest rate swap transactions	5,807,820
Foreign currency transactions	26,541
Net realized gain	104,659,829
Net change in unrealized appreciation on:
Investments	221,327,732
Interest rate swap transactions	(1,891,219)
Foreign currency translations	140
Net change in unrealized appreciation	219,436,653
Net realized and unrealized gain on investments	324,096,482
Net Increase Resulting from Operations	411,479,127
Less Dividends and Distributions to Preferred Shareholders	(35,775,398)
Net Increase in Net Assets from Operations Applicable to Common Shares	$375,703,729

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$87,382,645	$85,016,364
Net realized gain	104,659,829	74,126,410
Net unrealized appreciation (depreciation)	219,436,653	(59,610,859)
Net increase resulting from operations	411,479,127	99,531,915
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(16,967,993)	(12,961,224)
Net realized gain on investments	(18,807,405)	(11,419,711)
Total dividends and distributions to preferred shareholders	(35,775,398)	(24,380,935)
Net increase in net assets from operations applicable to common shares	375,703,729	75,150,980
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(77,103,466)	(71,291,589)
Net realized gain on investments	(80,178,937)	(64,711,694)
Tax return of capital	(36,689,306)	(28,824,413)
Total dividends and distributions to common shareholders	(193,971,709)	(164,827,696)
Total increase (decrease) in net assets applicable to common shares	181,732,020	(89,676,716)
Net Assets Applicable to Common Shares:
Beginning of year	1,363,309,740	1,452,986,456
End of year[a]	$1,545,041,760	$1,363,309,740

a  Includes dividends in excess of net investment income of $3,043,620 and $1,696,538, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,			For the Period June 27, 2003[a] through
Per Share Operating Performance:	2006	2005	2004	December 31, 2003
Net asset value per common share, beginning of period	$28.25	$30.11	$26.68	$23.88
Income from investment operations:
Net investment income	1.92	1.76 [b]	1.87	0.74 [b]
Net realized and unrealized gain on investments	6.61	0.31	3.97	3.23
Total income from investment operations	8.53	2.07	5.84	3.97
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.35)	(0.27)	(0.17)	(0.06)
Net realized gain on investments	(0.39)	(0.24)	(0.05)	(0.01)
Total dividends and distributions to preferred shareholders	(0.74)	(0.51)	(0.22)	(0.07)
Total from investment operations applicable to common shares	7.79	1.56	5.62	3.90
Less: Offering and organization costs charged to paid-in capital—common shares	—	—	—	(0.06)
Offering and organization costs charged to paid-in capital—preferred shares	—	—	(0.02)	(0.18)
Preferred offering cost adjustment	—	—	0.01	—
Dilutive effect of common share offering	—	—	—	(0.01)
Total offering and organization costs	—	—	(0.01)	(0.25)
Less dividends and distributions to common shareholders from:
Net investment income	(1.60)	(1.48)	(1.43)	(0.55)
Net realized gain on investments	(1.66)	(1.34)	(0.46)	(0.06)
Tax return of capital	(0.76)	(0.60)	(0.29)	(0.24)
Total dividends and distributions to common shareholders	(4.02)	(3.42)	(2.18)	(0.85)
Net increase (decrease) in net asset value	3.77	(1.86)	3.43	2.80
Net asset value, per common share, end of period	$32.02	$28.25	$30.11	$26.68
Market value, per common share, end of period	$31.00	$25.85	$27.18	$25.90
Net asset value total return[c]	29.40%	6.52%	22.94%	15.56%[d]
Market value return[c]	36.91%	7.98%	14.32%	7.16%[d]

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,			For the Period June 27, 2003[a] through
Ratios/Supplemental Data:	2006	2005	2004	December 31, 2003
Net assets applicable to common shares, end of period (in millions)	$1,545.0	$1,363.3	$1,453.0	$1,287.2
Ratio of expenses to average daily net assets applicable to common shares[e]	1.25%	1.27%	1.29%	1.17%[f]
Ratio of net investment income to average daily net assets applicable to common shares[e]	5.92%	6.03%	6.62%	5.51%[f]
Ratio of expenses to average daily managed assets[e]	0.84%	0.84%	0.85%	0.84%[f]
Portfolio turnover rate	34%	20%	9%	8%[d]
Preferred Shares:
Liquidation value, end of period (in 000's)	$726,000	$726,000	$726,000	$671,000
Total shares outstanding (in 000's)	29	29	29	27
Asset coverage ratio	313%	288%	300%	292%
Asset coverage per share	$78,204	$71,946	$75,034	$72,958
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000
Average market value per share[g]	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized

g  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2006, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Series T28, Series TH28, Series W28A, Series W28B and Series W28C preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.65% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2006, the fund incurred $940,411 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $13,533 from the fund for the year ended December 31, 2006.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2006, totaled $732,892,351 and $836,692,297, respectively.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2006	2005
Ordinary income	$94,071,459	$84,471,323
Long-term capital gains	98,986,342	75,912,895
Tax return of capital	36,689,306	28,824,413
Total dividends and distributions	$229,747,107	$189,208,631

As of December 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$492,056,879
Gross unrealized depreciation	(3,786,435)
Net unrealized appreciation	$488,270,444
Cost for federal income tax purposes	$1,777,589,397

As of December 31, 2006, the fund had temporary book/tax differences primarily attributable to timing differences on dividends paid by the fund and permanent book/tax differences primarily attributable to differing treatment on interest rate swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $363,624, accumulated net realized loss was charged $5,705,356 and dividends in excess of net investment income was credited $5,341,732.

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2006 and December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares,

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at December 31, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$43,625,000	3.320%	5.350%	October 22, 2007	$694,275
Merrill Lynch Derivative Products AG	$58,500,000	3.208%	5.350%	October 2, 2008	1,923,770
Merrill Lynch Derivative Products AG	$20,000,000	3.410%	5.350%	January 13, 2009	651,988
Royal Bank of Canada	$58,125,000	3.398%	5.350%	August 25, 2007	719,862
Royal Bank of Canada	$43,250,000	3.452%	5.350%	September 16, 2008	1,178,220
UBS AG	$58,125,000	3.990%	5.350%	August 25, 2009	1,459,769
UBS AG	$58,125,000	4.398%	5.350%	August 25, 2010	1,111,187
UBS AG	$58,125,000	4.595%	5.350%	August 25, 2011	903,010
					$8,642,081

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2006.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 no later than June 29, 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers REIT and Preferred Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers REIT and Preferred Income Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2007

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (06/27/03)	One Year	Since Inception (06/27/03)
29.40%	21.09%	36.91%	18.41%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

TAX INFORMATION—2006 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $12,038,655. Additionally, 11.17% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the fund designates a long-term capital gain distribution of $98,464,235 at the 15% rate and $522,107 at the 25% rate or maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Thomas N. Bohjalian has been appointed as a portfolio manager of the fund. He joined the investment manager in 2002 and is currently a senior vice president. Prior to joining the investment manager, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Advisory Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on December 12, 2006, the Investment Advisory Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the board meeting and executive session.

In considering whether to continue the Investment Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds prepared by an independent data provider ("Peer Funds"), supplemental performance and summary information prepared by the Advisor and a legal memorandum outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel from the Advisor. In addition, the board considered information provided from time to time by the Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's investment objectives. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the directors took into account the services provided by the Advisor to its other funds, including those that invest substantially in real estate and preferred securities and have investment objectives and strategies similar to the fund.

In addition, the board considered the education, background and experience of the Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Advisor, including compliance and accounting services.

After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Advisor are adequate and appropriate.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(ii) Investment performance of the fund and the Advisor: The board considered the investment performance of the fund, including the fund's historical performance, as well as performance compared to Peer Funds and performance compared to appropriate benchmark indices. The board noted that the fund's dual focus on REITs and preferred securities is unique and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the fund's performance with the Peer Funds. Nonetheless, the board noted that the fund outperformed the Peer Funds. The board also noted that the fund has significantly outperformed its blended benchmark over the 1-year and 3-year periods and since the fund's inception.

The board also considered the Advisor's performance in managing other funds that invest in real estate and preferred securities. The board determined that fund performance, in light of all of the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the board reviewed the advisory fee rate and administrative fees payable by the fund. As part of their analysis, the board gave substantial consideration to the comparative fee and expense ratio analyses provided by the independent data provider. The board noted that the fund's advisory fee and gross expense ratio were below the Peer Fund medians, although the net (effective) advisory fee and net expense ratio were above the Peer Funds medians. The directors concluded that the fund's expense structure is competitive in the peer group.

The board also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The board took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The board concluded that the profits realized by the Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board considered that, as a closed-end fund, the fund would not be expected to have inflows of capital that might produce increasing economies of scale. The board determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts: As discussed above in (i) and (iii), the board compared both the services rendered and the fees paid under the Investment Advisory Agreement to those under other investment advisory contracts of other investment advisers

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

managing Peer Funds. The board was provided with an industry study analyzing differences between funds and institutional accounts and the services and fees associated with each and compared both the services rendered and the fees paid under the Investment Advisory Agreement to the Advisor's other advisory contracts with institutional and other clients. The board acknowledged that differences in fees paid by other clients seemed to be consistent with the differences in services provided and determined that on a comparative basis the fees under the Investment Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991	to present

Martin Cohen Age: 58	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991	to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	2008	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001 to present

George Grossman Age: 53	Director	2009	Attorney-at-law	20	1993 to present

Richard E. Kroon Age: 64	Director	2008	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004 to present

Richard J. Norman Age: 63	Director	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001 to present

Frank K. Ross Age: 63	Director	2007	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Willard H. Smith Jr. Age: 70	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996 to present

C. Edward Ward, Jr. Age: 60	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

William F. Scapell Age: 39	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Thomas N. Bohjalian Age: 41	Vice President	Senior Vice President of CSCM since 2006. Prior to that he was Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

James Giallanza Age: 40	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum
total return, investing primarily in global real
estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RNP

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005

Audit Fees	$58,030	$54,000
Audit-Related Fees	57,500	21,500
Tax Fees	14,300	12,975
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005

Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$65,000	$85,000

These other fees were billed in connection with internal control reviews.

(e)(1)                    The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $136,800 and $119,475, respectively.

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.                                         Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.                                   Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.                                     Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.                                     Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.                                     General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.                                 General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.                                Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.                                   Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.                                     Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.                                     Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.                                    Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.                                      Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.                                      Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.                                    Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.                                Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•                                          Name of the company

•                                          Ticker symbol

•                                          CUSIP number

•                                          Shareholder meeting date

•                                          Brief identification of each matter voted upon

•                                          Whether the matter was proposed by management or a shareholder

•                                          Whether C&S voted on the matter

•                                          If C&S voted, then how C&S voted

•                                          Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.                            Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•                                          Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•                                          Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•                                          Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•                                          Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•                                          Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.                                       Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.                                       Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.                                       Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.                        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.                                Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 5, 2007, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”). Vice president and director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS. Vice President and Director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

James S. Corl • Vice President • Portfolio manager since 2004	Executive vice president of C&S and CNS and chief investment officer for all real estate securities portfolios. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey, Mr. Corl and Mr. Scapell direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

James Corl

	Number of accounts	Total assets

• Registered investment companies	16	$18,781,628,000

• Other pooled investment vehicles	13	$2,800,044,000

• Other accounts	42	$4,543,650,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$11,899,254,000

• Other pooled investment vehicles	3	$159,521,000

• Other accounts	11	$615,832,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2006:

Dollar Range of Securities Owned

Martin Cohen	Over $100,000
Robert Steers	Over $100,000
Joseph Harvey	None
James Corl	Over $100,000
William F. Scapell	$10,001 - $50,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Corl and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 5, 2007